UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 4, 2023, SomaLogic Operating Co., Inc. (“SomaLogic OpCo”), a wholly-owned subsidiary of SomaLogic, Inc. (the “Company”), entered into Amendment #2 to Master Collaboration Agreement (the “Amendment”) with Novartis Pharma AG (“Novartis”). The Amendment amends the Master Collaboration Agreement, dated as of September 20, 2019, by and between SomaLogic OpCo and Novartis, as amended by the First Amendment, dated June 15, 2021 (collectively, the “Collaboration Agreement”), pursuant to which the parties engage in collaborative research efforts to advance the study of proteomic medicine and SomaLogic OpCo provides SomaScan® assay services to Novartis.

The Amendment modifies the Collaboration Agreement, among other ways, as follows:

●	It extends the term of the Collaboration Agreement for the Company to remain Novartis’ primary proteomics platform provider through December 31, 2033.

●	The Amendment permits all data generated from samples submitted after the satisfaction of all Projected Annual Minimums (as defined in the Collaboration Agreement) due on December 31, 2022 (the “Satisfaction Date”) to be disclosed and sublicensed by Novartis to any Novartis Collaboration Partner (as defined in the Collaboration Agreement) without any additional obligation to SomaLogic OpCo.

●

For services performed after the Satisfaction Date, it increases the fees Novartis and its affiliates pay for samples provided by the Company and specifies that Novartis will provide SomaLogic OpCo with rolling, non-binding forecasts of its assay requirements on a quarterly basis.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current plans, estimates, and expectations, and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. The risks and uncertainties that may affect the Company’s future results of operations are identified and described in more detail in its filings with the Securities and Exchange Commission. You should not place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements as a result of new information or future events.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 2 to Master Collaboration Agreement, dated as of January 4, 2023, by and between SomaLogic Operating Co., Inc. and Novartis Pharma AG.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SomaLogic, Inc.
(Registrant)

By:	/s/ Ruben Gutierrez
Name:	Ruben Gutierrez
Title:	General Counsel

January 10, 2023

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